DEBT	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
DEBT
DEBT

	Balance at December 31, 2017	Proceeds from borrowings	Repayments of borrowings	Interest accrued and other	Translation differences	Balance at December 31, 2018
	(€ thousand)
Bonds	1,193,517	—	—	4,592	—	1,198,109
Securitizations	556,276	183,727	(89,018)	337	31,259	682,581
Borrowings from banks	38,059	—	(3,584)	113	1,396	35,984
Other debt	18,329	21,121	(29,109)	—	152	10,493
Total debt	1,806,181	204,848	(121,711)	5,042	32,807	1,927,167

The breakdown of debt by nature and by maturity is as follows:

	At December 31,
	2018				2017
	Due within one year	Due between one and five years	Due beyond five years	Total	Due within one year	Due between one and five years	Due beyond five years	Total
	(€ thousand)
Bonds	7,616	1,190,493	—	1,198,109	6,159	694,402	492,956	1,193,517
Securitizations	300,051	382,530	—	682,581	254,891	301,385	—	556,276
Borrowings from banks	34,249	1,735	—	35,984	32,811	5,248	—	38,059
Other debt	10,493	—	—	10,493	18,329	—	—	18,329
Total debt	352,409	1,574,758	—	1,927,167	312,190	1,001,035	492,956	1,806,181

Bonds

2023 Bond

On March 16, 2016, the Company issued 1.5 percent coupon notes due March 2023, having a principal of €500 million. The bond was issued at a discount for an issue price of 98.977 percent, resulting in net proceeds of €490,729 thousand after the debt discount and issuance costs. The net proceeds were used, together with additional cash held by the Company, to fully repay the €500 million Bridge Loan under the Facility. The bond is unrated and was admitted to trading on the regulated market of the Irish Stock Exchange. The amount outstanding at December 31, 2018 of €500,197 thousand includes accrued interest of €5,938 thousand (€498,894 thousand including accrued interest of €5,938 thousand at December 31, 2017).

2021 Bond

On November 16, 2017, the Company issued 0.25 percent coupon notes due January 2021, having a principal of €700 million. The bond was issued at a discount for an issue price of 99.557 percent, resulting in net proceeds of €694,172 thousand after the debt discount and issuance costs. The net proceeds were primarily used to repay the Term Loan. The bond is unrated and was admitted to trading on the regulated market of the Irish Stock Exchange. The amount outstanding at December 31, 2018 of €697,912 thousand includes accrued interest of €1,678 thousand (€694,623 thousand including accrued interest of €221 thousand at December 31, 2017).

The notes for both the 2023 Bond and the 2021 Bond impose covenants on Ferrari including: (i) negative pledge clauses which require that, in case any security interest upon assets of Ferrari is granted in connection with other notes or debt securities with the consent of Ferrari are, or are intended to be, listed, such security should be equally and ratably extended to the outstanding notes, subject to certain permitted exceptions; (ii) pari passu clauses, under which the notes rank and will rank pari passu with all other present and future unsubordinated and unsecured obligations of Ferrari; (iii) events of default for failure to pay principal or interest or comply with other obligations under the notes with specified cure periods or in the event of a payment default or acceleration of indebtedness or in the case of certain bankruptcy events; and (iv) other clauses that are customarily applicable to debt securities of issuers with a similar credit standing. A breach of these covenants may require the early repayment of the notes. As of December 31, 2018 and 2017, Ferrari was in compliance with the covenants of the notes.

Securitizations

Starting in 2016, FFS Inc has pursued a strategy of self-financing, further reducing dependency on intercompany funding and increasing the portion of self-liquidating debt with various securitization transactions. As of December 31, 2018, FFS Inc had the following revolving securitization programs:

•
revolving securitization program for funding, which was increased up to $450 million in December 2018, by pledging retail financial receivables in the United States as collateral. The notes bear interest at a rate per annum equal to the aggregate of LIBOR plus a margin of 65 basis points. As of December 31, 2018 total proceeds net of repayments from the sales of financial receivables under the program were $424 million ($325 million at December 31, 2017). The securitization agreement requires the maintenance of an interest rate cap.

•
revolving securitization program for funding, which was increased up to $250 million in October 2018, by pledging leasing financial receivables in the United States as collateral. The notes bear interest at a rate per annum equal to the aggregate of LIBOR plus a margin of 65 basis points. As of December 31, 2018 total proceeds net of repayments from the sales of financial receivables under the program were $223 million ($222 million at December 31, 2017). The securitization agreement requires the maintenance of an interest rate cap.

•
revolving securitization program for funding of up to $135 million by pledging credit lines to Ferrari customers secured by personal vehicle collections and personal guarantees in the United States as collateral. The notes bear interest at a rate per annum equal to the aggregate of LIBOR plus a margin of 120 basis points. As of December 31, 2018 total proceeds net of repayments from the sales of financial receivables under the program were $134 million ($120 million at December 31, 2017). The securitization agreement does not require an interest rate cap.

The funding limits of the revolving securitization programs have been increased since inception as the related receivables portfolios have finished.

Cash collected from the settlement of receivables or lines of credit pledged as collateral is subject to certain restrictions regarding its use and is principally applied to repay principal and interest of the funding. Such cash amounted to €26,497 thousand at December 31, 2018 (€28,230 thousand at December 31, 2017).

Borrowings from banks
Borrowings from banks at December 31, 2018 mainly relate to financial liabilities of FFS Inc to support the financial services operations, and in particular (i) €30,694 thousand (€29,189 thousand at December 31, 2017) relating to a U.S. Dollar denominated credit facility for up to $50 million (drawn down for $35 million at December 31, 2018) and bearing interest at LIBOR plus a range of between 65 and 75 basis points; (ii) other borrowings from banks of €5,290 thousand (€8,870 thousand at December 31, 2017) relating to various short and medium term credit facilities.

The Facility

On November 30, 2015, the Company, as borrower and guarantor, and certain other members of the Group, as borrowers, entered into a €2.5 billion facility with a syndicate of banks (the “Facility”). At inception, the Facility comprised a bridge loan of €500 million (the “Bridge Loan”), a term loan of €1,500 million (the “Term Loan”) and a revolving credit facility of €500 million (the “RCF”).

In December 2015 the Bridge Loan and Term Loan were fully drawn down for the purposes of repaying financial liabilities with FCA, including the debt that originated from restructuring activities undertaken as part of the Separation. In March 2016, the Bridge Loan was fully repaid, primarily using the proceeds from the 2023 Bond. In 2016 and 2017 the Company made scheduled payments and voluntary prepayments, funded in part with the proceeds of the 2021 Bond, to fully repay the Term Loan.

At December 31, 2018 and 2017 the RCF was undrawn. Proceeds of the RCF may be used from time to time for general corporate and working capital purposes of the Group. The RCF has a maturity of five years from inception of the Facility.

Other debt

Other debt primarily relates to funding for operating activities of the Group.